Power of Attorney

I hereby appoint Judith Stoeterau, Corporate Secretary of Carmina Technologies Inc. my Attorney-in-fact to sign the Form 10-KSB/A dated May 10, 2001, of Carmina Technologies Inc. on my behalf as Director upon confirmation by me by telephone, telefax or e-mail that I have received and approved the draft Form 10-KSB/A.

May 9, 2001 /s/ John M. Alston

Date John M. Alston

Power of Attorney

I hereby appoint Judith Stoeterau, Corporate Secretary of Carmina Technologies Inc. my Attorney-in-fact to sign the Form 10-KSB/A dated May 10, 2001, of Carmina Technologies Inc. on my behalf as Director upon confirmation by me by telephone, telefax or e-mail that I have received and approved the draft Form 10-KSB/A.

May 9, 2001 /s/ Glen R. Alston

Date Glen R. Alston

Power of Attorney

I hereby appoint Judith Stoeterau, Corporate Secretary of Carmina Technologies Inc. my Attorney-in-fact to sign the Form 10-KSB/A dated May 10, 2001, of Carmina Technologies Inc. on my behalf as Director upon confirmation by me by telephone, telefax or e-mail that I have received and approved the draft Form 10-KSB/A.

May 9, 2001 /s/Robert d'Artois

Date Robert d'Artois

Power of Attorney

I hereby appoint Judith Stoeterau, Corporate Secretary of Carmina Technologies Inc. my Attorney-in-fact to sign the Form 10-KSB/A dated May 10, 2001, of Carmina Technologies Inc. on my behalf as Director upon confirmation by me by telephone, telefax or e-mail that I have received and approved the draft Form 10-KSB/A.

__May 8, 2001_______________ _/s/ Stephen Kohalmi_

Date Stephen Kohalmi

Power of Attorney

I hereby appoint Judith Stoeterau, Corporate Secretary of Carmina Technologies Inc. my Attorney-in-fact to sign the Form 10-KSB/A dated May 10, 2001, of Carmina Technologies Inc. on my behalf as Director upon confirmation by me by telephone, telefax or e-mail that I have received and approved the draft Form 10-KSB/A.

May 9, 2001 /s/ Richard M. Day

Date Richard M. Day

Power of Attorney

I hereby appoint Judith Stoeterau, Corporate Secretary of Carmina Technologies Inc. my Attorney-in-fact to sign the Form 10-KSB/A dated May 10, 2001, of Carmina Technologies Inc. on my behalf as Director upon confirmation by me by telephone, telefax or e-mail that I have received and approved the draft Form 10-KSB/A.

May 13, 2001 /s/ Thomas W. Whittingham

Date Thomas W. Whittingham

Power of Attorney

I hereby appoint Judith Stoeterau, Corporate Secretary of Carmina Technologies Inc. my Attorney-in-fact to sign the Form 10-KSB/A dated May 10, 2001, of Carmina Technologies Inc. on my behalf as Director and Director of Technology upon confirmation by me by telephone, telefax or e-mail that I have received and approved the draft Form 10-KSB/A.

May 4, 2001 /s/ Bernard Benning

Date Bernard Benning